CROFT-LEOMINSTER
                                  INCOME FUND




                                 ANNUAL REPORT
                                 APRIL 30, 1998

                                                                   June 20, 1998

Dear Fellow Shareholder,

         We are pleased to report the Fund's performance for the fiscal year ending 4/30/98. The total returns are as follows*:

                                          FISCAL YEAR
                                         5/1/97-4/30/98
                                         --------------
            INCOME FUND                     + 14.3%
            Lehman Bros. Intermediate
              Govt./Corp. Bond Index**      +  9.2%

         Relative to its peers, the Income Fund continues to perform well. For the one year period ending 4/30/98, THE WALL STREET JOURNAL'S MUTUAL FUND SCORECARD ranked the Fund 6th out of 98 BBB rated bond funds***, as determined by Lipper Analytical Services, Inc.

         Treasury yields remain low as the economy continues to exhibit little signs of inflation. The spreads on corporate bonds are tight as the market perceives low risk and inflationary pressure. It appears that any negative influence on inflation due to the strong economy and labor market is being offset by increased production and technological efficiencies, cheaper imports created by the events in Asian markets and stable to lower commodity prices.

         The Income Fund seeks a high level of current income. As of April 30, 1998 the Income Fund had the following characteristics: weighted average yield to maturity of 8.2%, average duration of 7.8 years and weighted average maturity of 19.1 years. We continue to maintain strong industry diversification, with 69 different corporate bonds dispersed among 21 industries. This diversification helps to minimize both credit and event risks. In addition, the Fund attempts to minimize the risk of early redemption of bonds by holding a number of bonds that are eight selling at a discount or are non-callable for life.

         Thank you for your confidence in Croft-Leominster and we will continue to manage your funds with great care.

With kindest regards.

                                           Sincerely yours,

                                           Gordon Croft


----------
* Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed, may be worth more or less than the original value.
** The Lehman Brothers Intermediate Bond Index is a broad measure of the performance of Intermediate (one to ten years) government and corporate fixed-rate debt issues. These figures are presented gross of fees.
*** Category consists of mutual funds which generally invest at least 65% of their assets in corporate bonds with BBB or better credit rating and may hold government bonds. The total return does not include fees which were waived during the period on which the ranking was based. If such fees were not waived the total return would have been adversely affected.

                             CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND

                           AVERAGE ANNUAL PERFORMANCE

                              FISCAL YEAR              SINCE INCEPTION
                              5/1/97-4/30/98           5/4/95-4/30/98
                              --------------           --------------

INCOME FUND                      +14.3%                    +11.7%


                        CUMULATIVE PERFORMANCE COMPARISON
                       $10,000 INVESTMENT SINCE INCEPTION*



[PERFORMANCE GRAPH OMITTED HERE]

GRAPH DEPICTED HERE SHOWS THE COMPARISON OF A $10,000 INVESTMENT IN THE CROFT INCOME FUND AND THE LEHMAN BROTHERS INDEX FOR THE PERIOD JANUARY 1992 THORUGH APRIL 30, 1998.

                                   CROFT          LEHMAN
                                   INCOME         BROTHERS
            DATE                   FUND           INDEX
            ----                   ----           -----

            JANUARY 1992          $10,000.00     $10,000.00
            MARCH 1992             10,720.00       9,909.00
            JUNE 1992              11,325.68      10,301.40
            SEPTEMBER 1992         11,716.42      10,755.69
            DECEMBER 1992          11,845.30      10,716.97
            MARCH 1993             12,733.89      11,142.43
            JUNE 1993              13,241.77      11,383.11
            SEPTEMBER 1993         13,580.76      11,639.23
            DECEMBER 1993          13,913.49      11,867.85
            MARCH 1994             13,422.34      11,421.20
            JUNE 1994              13,180.74      11,352.67
            SEPTEMBER 1994         13,245.32      11,445.76
            DECEMBER 1994          13,081.08      11,433.17
            MARCH 1995             13,879.03      11,933.84
            MAY 1995               14,498.03      12,141.59
            JULY 1995              14,918.47      12,532.55
            OCTOBER 1995           15,743.47      12,879.70
            JANUARY 1995           16,601.49      13,298.30
            APRIL 1995             15,972.29      13,029.67
            JULY 1996              16,333.26      13,196.45
            OCTOBER 1996           17,133.59      13,627.97
            JANUARY 1997           17,565.08      13,772.43
            APRIL 1997             17,655.14      13,866.00
            JULY 1997              19,014.59      14,394.00
            OCTOBER 1997           19,309.32      14,648.00
            JANUARY 1998           20,021.83      15,002.00
            APRIL 1998             20,188.00      15,142.00



*PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL VALUE.



                             CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                 April 30, 1998

--------------------------------------------------------------------------------
SHARES                                                             MARKET VALUE
------                                                             ------------

COMMON STOCKS - 3.35%
BOND FUNDS- 3.35%
  6,200      Alliance World Dollar Govt. II .....................       $ 81,763
  4,500      Salomon Brothers Worldwide Income Fund .............         66,937
  3,700      Scudder Global High Income Fund ....................         52,956
 10,300      Templeton Emerging Markets Income Fund .............        130,038
                                                                       ---------

TOTAL COMMON STOCKS (Cost $294,614)                                      331,694
 ................................................................      ---------

PREFERRED STOCKS- 0.71%
    650      California Fed Bank, 10.625%, Pfd. B ...............         70,362
                                                                        --------
TOTAL PREFERRED STOCKS-(Cost $65,506) ...........................         70,362
                                                                        --------

PRINCIPAL VALUE
---------------

CORPORATE BONDS- 94.32%
AUTOS & AUTOMOTIVE PRODUCTS- 1.23%
$95,000      Ford Holdings Inc. Debentures, 9.375%, 03/01/20 ....       $121,333
                                                                        --------
BUILDING MATERIALS & HOUSING- 2.02%
200,000      Owens-Corning, Notes, 7.70%, 05/01/08 ..............        199,900
                                                                        --------
CABLE TV & CELLULAR TELEPHONE- 5.48%
185,000      CF Cable TV Inc. Senior Secured Notes, 9.125%,
                07/15/07 ........................................        205,294
225,000      Tele-Communications Inc. Notes, 7.875%, 08/01/13 ...        250,155
 80,000      Tele-Communications Inc. Senior Debentures, 8.75%,
                02/15/23 ........................................         86,812
                                                                        --------
                                                                         542,261
                                                                        --------
CAPITAL GOODS- 0.98%
 90,000      Caterpillar Inc. Sinking Fund Debentures, 9.75%,
                06/01/19 ........................................         96,781
                                                                        --------
CHEMICALS- 4.14%
105,000      ARCO Chemical Co. Debentures, 9.80%, 02/01/20 ......        141,283
100,000      Dow Chemical Co. Debentures, 9.00%, 04/01/21 .......        123,837
 20,000      General Chemical Corp. Senior Subordinated Notes,
                9.25%, 08/15/03 .................................         20,700
100,000      Monsanto Co. Debentures, 8.70%, 10/15/21 ...........        123,518
                                                                       ---------
                                                                         409,338
                                                                       ---------




   The accompanying notes are an integral part of these financial statements.


                                      -4-



                             CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                 April 30, 1998

--------------------------------------------------------------------------------

PRINCIPAL VALUE                                                     MARKET VALUE
---------------                                                     ------------

CONTAINERS & PAPER- 18.27%
150,000      Abitibi-Consolidated, Debentures, 7.40%, 04/01/18 ..        147,241
165,000      Champion International, Debentures, 7.625%, 09/01/23        172,134
 46,000      Georgia Pacific Corp. Debentures, 9.875%, 11/01/21 .         51,264
380,000      Georgia Pacific Corp. Debentures, 9.625%, 03/15/22 .        431,354
635,000      Georgia Pacific Corp. Debentures, 9.125%, 07/01/22 .        703,522
 55,000      Stone Container Corp. Senior Notes, 9.875%, 02/01/01         56,512
140,000      Stone Container Corp. Senior Subordinated Debentures,
             10.75%, 04/01/02 ...................................        142,800
100,000      Stone Container Corp. Senior Subordinated Units,
             12.25%, 04/01/02 ...................................        102,000
                                                                       ---------
                                                                       1,806,827
                                                                       ---------

ELECTRIC & GAS UTILITIES- 3.26%
 70,000      Monongahela Power, 1st Mortgage, 8.625%, 11/01/21 ..         74,173
115,000      Old Dominion Electric, 1st Mortgage, 8.76%, 12/01/22        132,699
105,000      Penn Power & Light, 1st Mortgage, 9.25%, 10/01/19 ..        115,270
                                                                        --------
                                                                         322,142
                                                                        --------

ENERGY & ENERGY SERVICES- 8.49%
 60,000      Costilla Energy Inc. Senior Notes, 10.25%, 10/01/06          61,200
 55,000      Kelley Oil & Gas, Senior Subordinated Notes,
              10.375%, 10/15/06 .................................         56,925
 50,000      Magnum Hunter Res, Debentures, 10.00%, 06/01/07 ....         50,875
135,000      Mariner Energy Corp. Senior Subordinated Notes,
              10.50%, 08/01/06 ..................................        139,050
100,000      Mobil Corp. Debentures, 8.00%, 08/12/32 ............        111,372
 50,000      National Energy Group, Senior Notes,
              10.75%, 11/01/06 ..................................         47,000
200,000      Occidental Petroleum, Debentures, 7.20%, 04/01/28 ..        198,391
125,000      Panaco Inc. Notes, 10.625%, 10/01/04 ...............        126,875
 50,000      Wiser Oil, Debentures, 9.50%, 05/15/07 .............         47,750
                                                                        --------
                                                                         839,438
                                                                        --------

FINANCIAL SERVICES- 7.26%
105,000      APP International Finance, Global Bond,
               11.75%, 10/01/05 .................................         98,175
157,000      Aetna Services Inc. Debentures, 8.00%, 01/15/17 ....        159,906
 55,000      Aetna Services Inc. Debentures, 7.25%, 08/15/23 ....         55,004
100,000      Chase Manhattan Corp New, Subordinated Notes,
               7.875%, 08/01/04 .................................        101,867
 15,000      ITT Corp. Senior Subordinated Debentures,
               8.75%, 03/01/06 ..................................         14,858
105,000      Lincoln National Corp. Debentures, 9.125%, 10/01/24         120,507
160,000      Reliance Group Holdings, Senior Subordinated
               Debentures, 9.75%, 11/15/03 ......................        167,600
                                                                        --------
                                                                         717,917
                                                                        --------
FOOD & DRUG PRODUCERS- 1.75%
 80,000      Borden Inc. Sinking Fund Debentures, 9.25%, 06/15/19         83,964
 85,000      RJR Nabisco Inc. Notes, 8.625%, 12/01/02 ...........         88,963
                                                                        --------
                                                                         172,927
                                                                        --------


   The accompanying notes are an integral part of these financial statements.



                                      -5-




                             CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                 April 30, 1998

--------------------------------------------------------------------------------
PRINCIPAL VALUE                                                     MARKET VALUE
---------------                                                     ------------


GAS & GAS TRANSMISSION- 6.56%
340,000      Bellwether Exploration Co. Senior Subordinated,
             10.875%, 04/01/07 ..................................        355,300
100,000      Burlington Resources Inc. Debentures,
             9.125%, 10/01/21 ...................................        127,379
165,000      KN Energy Inc, Debentures, 7.25%, 03/01/28 .........        166,335
                                                                        --------
                                                                         649,014
                                                                        --------
INDUSTRIAL GOODS- 9.20%
 85,000      Ametek Inc. Senior Notes, 9.75%, 03/15/04 ..........         90,100
 50,000      Crown Cork & Seal, Debentures, 8.00%, 04/15/23 .....         55,169
 20,000      Deere & Co. Senior Debentures, 8.50%, 01/09/22 .....         23,572
 65,000      Westinghouse Electric Corp. Debentures,
               8.625%, 08/01/12 .................................         69,453
670,000      Westinghouse Electric Corp. Debentures,
               7.875%, 09/01/23 .................................        671,787
                                                                        --------
                                                                         910,081
                                                                        --------
MEDIA & ENTERTAINMENT- 8.01%
200,000      CBS Inc. Senior Debentures, 8.875%, 06/01/22 .......        211,814
100,000      Granite Broadcasting, Senior Subordinated Notes,
             10.375%, 05/15/05 ..................................        105,750
345,000      Time Warner Inc. Debentures, 9.15%, 02/01/23 .......        423,312
 45,000      Time Warner Inc. Debentures, 8.375%, 03/15/23 ......         51,142
                                                                        --------
                                                                         792,018
                                                                        --------
METALS & MINING- 5.34%
180,000      Alcan Aluminum Ltd. Debentures,
             8.875%, 01/15/22 ...................................        198,220
285,000      USX Corp. Debentures, 8.50%, 03/01/23 ..............        329,894
                                                                        --------
                                                                         528,114
                                                                        --------
MISC. CONSUMER GOODS & SERVICES- 0.23%
 10,000      Eastman Kodak Co. Notes, 9.375%, 03/15/03 ..........         11,352
 10,000      Proctor & Gamble Co. Senior Notes,
               8.50%, 08/10/09 ..................................         11,800
                                                                        --------
                                                                          23,152
                                                                        --------
RETAIL STORES- 2.80%
 30,000      Dayton Hudson Co. Debentures, 8.60%, 01/15/12 ......         35,259
105,000      Sears Roebuck & Co. Notes, 9.375%, 11/01/11 ........        129,995
100,000      Woolworth Corp. Debentures, 8.50%, 01/15/22 ........        111,512
                                                                        --------
                                                                         276,766
                                                                        --------
TECHNOLOGY- 1.84%
125,000      Plantronics Inc. Senior Notes, 10.00%, 01/15/01 ....        130,000
 50,000      Tektronix Inc. Senior Notes, 7.625%, 08/15/02 ......         52,123
                                                                        --------
                                                                         182,123
                                                                        --------


   The accompanying notes are an integral part of these financial statements.




                                      -6-



                             CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                 April 30, 1998

--------------------------------------------------------------------------------
PRINCIPAL VALUE                                                     MARKET VALUE
---------------                                                     ------------


TELEPHONES- 4.63%
 50,000      BellSouth Telecommunications, Debentures, 7.875%, 08/01/32   53,399
125,000      GTE Corp. Debentures, 8.75%, 11/01/21 ..............        151,667
 70,000      New York Telephone Co. Debentures, 9.375%, 07/15/31          78,575
 21,821      Nynex Corp. Amortized Debentures, 9.55%, 05/01/10 ..         25,091
135,000      U.S. West Communications, Debentures, 8.875%, 06/01/31      149,396
                                                                        --------
                                                                         458,128
                                                                        --------
TEXTILES & APPAREL MANUFACTURING- 2.03%
 70,000      Fruit of the Loom Inc. Senior Notes, 7.375%, 11/15/23        63,331
130,000      Westpoint Stevens Inc. Senior Subordinated Debentures,
               9.375%, 12/15/05 .................................        137,475
                                                                       ---------
                                                                         200,806
                                                                       ---------
TRANSPORTATION- 0.80%
      75,000        Union Pacific Corp. Sinking Fund Debentures,
                     8.50%, 01/15/17 .............................        78,962
                                                                       ---------
TOTAL CORPORATE BONDS- (Cost $8,789,678) .........................     9,328,028
                                                                       ---------

GOVERNMENT BONDS- 0.21%
      20,000        U.S. Treasury Notes, 5.875%, 02/15/04
TOTAL GOVERNMENT BONDS-(Cost $19,269) ............................        20,188
                                                                       ---------

SHORT TERM INVESTMENTS- 1.90%
     188,230        Star Treasury Fund,
TOTAL SHORT TERM INVESTMENTS-(Cost $188,230) .....................       188,230
                                                                       ---------
TOTAL INVESTMENTS  (Cost $9,357,297)........................100.49%    9,938,502

Liabilities in excess of other assets.................. ......0.49%      (48,447)
                                                            ------     ---------

TOTAL NET ASSETS............................................100.00%   $9,890,055
                                                            ======    ==========


(1)  Federal Tax Information: At April 30, 1998 the net unrealized appreciation based on cost for Federal Income tax purposes of
     $9,293,431 was as follows:
     Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost.....................$  684,885
     Aggregate gross unrealized depreciation for all investments for
     which there was an excess of cost over value.....................    39,813)
                                                                      ----------

     Net unrealized appreciation......................................$  645,072
                                                                      ==========

+  Non-income producing security


    The accompanying notes are an integral part of these financial statements

                             CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998


--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value (cost $9,357,297) (Note 2) .   $  9,938,502
Dividends and interest receivable ..............................        186,250
Prepaid expenses and other .....................................          1,090
Due from investment adviser (Note 3) ...........................          1,364
                                                                   ------------
      Total Assets .............................................     10,127,206
                                                                   ------------

LIABILITIES:
Payables:
      For securities purchased .....................$    200,071
      Dividends payable (Note 6)....................      26,356
      Other expenses ...............................      10,724
                                                    ------------


        Total Liabilities ......................................        237,151
                                                                   ------------

        Net Assets .............................................   $  9,890,055
                                                                   ============

NET ASSETS CONSIST OF:
      Additional paid in capital ...............................   $  9,316,627
      Undistributed net investment income ......................          9,240
      Accumulated net realized loss from
        investment transactions  ...............................        (17,017)
      Net unrealized appreciation on
        investments ............................................        581,205
                                                                   ------------
      Net Assets ...............................................   $  9,890,055
                                                                   ============

Net asset value and redemption and offering price per share
      ($9,890,055/903,316 shares of capital stock outstanding)
      (Note 4) .................................................   $      10.95
                                                                   ============





    The accompanying notes are an integral part of these financial statements

                             CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                             STATEMENT OF OPERATIONS
                        For the year ended April 30, 1998

--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest .......................................................    $   705,611
Dividends ......................................................         74,952
                                                                    -----------
       TOTAL INCOME ............................................        780,563
EXPENSES:
Investment advisory fee (Note 3) ...............................    $    72,635
Administration fee .............................................         24,456
Transfer agent fees ............................................         11,345
Audit fee ......................................................         10,319
Custody fee ....................................................          6,682
Registration fees ..............................................          5,118
Insurance ......................................................          5,000
Printing .......................................................          4,079
Legal fee ......................................................          2,568
Directors' fee and expenses ....................................            500
Distribution fee (Note 3) ......................................              0
Other ..........................................................          3,160
                                                                    -----------
       Total expenses ..........................................        145,862
       Less:  Expense reimbursement ............................        (44,725)
                                                                    -----------
       Net expenses ............................................        101,137
                                                                    -----------
       Net investment income ...................................        679,426
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS (Note 2)
Net realized gain from investment transactions .................         88,800
Distributions of realized gains by other investment companies ..         19,524
Net change in unrealized appreciation of investments ...........        389,694
                                                                    -----------
Net realized and unrealized gain
       on investments ..........................................        498,018
                                                                    -----------
Net increase in net assets resulting
       from operations .........................................    $ 1,177,444
                                                                    ===========



    The accompanying notes are an integral part of these financial statements


                             CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------
                                                                 FOR THE YEAR        FOR THE YEAR
                                                                    ENDED               ENDED
                                                                APRIL 30, 1998      APRIL 30, 1997
                                                               ---------------      --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income .......................................   $   679,426          $   528,949
Net realized gain from investment transactions ..............        88,800               18,264
Distributions of realized gains by other investment companies        19,524               24,795
Net change in unrealized appreciation of investments ........       389,694              123,697
                                                                -----------          -----------
Net increase in net assets resulting from operations ........     1,177,444              695,685

DIVIDENDS PAID TO SHAREHOLDERS:
Net investment income ($.78 and .84 per share, respectively)       (673,010)            (557,517)
Capital gains ($.13 and .06 per share, respectively) ........      (111,925)             (45,617)

Net capital share transactions (Note 4) .....................     2,079,013              875,797
                                                                -----------          -----------

Net increase in net assets ..................................     2,471,522              968,348

NET ASSETS:
Beginning of period .........................................     7,418,533            6,450,185
                                                                -----------          -----------

End of period ...............................................   $ 9,890,055          $ 7,418,533
                                                                ===========          ===========






    The accompanying notes are an integral part of these financial statements

                             CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998


--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

           The Croft-Leominster Income Fund (the "Fund"), is a managed portfolio of the Croft Funds Corporation, a diversified open-end management investment company registered under the Investment Company Act of 1940. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft-Leominster Value Fund. It was organized in 1994 to succeed to the business of Croft-Leominster Inc.'s Leominster Income Limited Partnership, an investment company organized as a limited partnership which commenced operations January 1, 1992 for the purpose of investing the partners' capital in securities under professional investment management. This succession occurred on May 4, 1995 when the partnership's net assets aggregating $3,175,041 were transferred to the Croft-Leominster Income Fund in exchange for 317,504 shares of the Fund's capital stock. As a result of transferring such assets at their market value, the change in unrealized appreciation of investments for the period, as shown in the Statement of Operations will not equal the current unrealized appreciation at April 30, 1998 as shown in the Statement of Assets and Liabilities and the Schedule of Investments. The Croft-Leominster Income Fund seeks a high level of current income with moderate risk of principal by investing primarily in a diversified portfolio of investment grade fixed-income securities.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

           The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

           SECURITY VALUATION-Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Investments, for which no sale is reported, are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.

           Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors.

           FEDERAL INCOME TAXES-The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision

                             CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998

--------------------------------------------------------------------------------




for income taxes is required. Federal income tax loss carryforwards generated in prior years will be used to offset a portion of current year's net realized gains.

           OTHER-The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Interest income is recorded on an accrual basis.

           ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES.

           The Fund retains Croft-Leominster Inc. (the "Adviser") as its investment adviser. Under the terms of the agreement the Adviser receives a fee, computed daily and payable monthly at the annual rate of .79% of the Income Fund's average daily net assets. Until December 31, 2001, the Adviser guarantees that the overall expense ratio for the Income Fund, which exclude ordinary brokerage commissions incurred in the purchase or sale of portfolio securities, will not exceed 1.10%. As a result, for the year ended April 30, 1998, the Adviser accrued reimbursements to the Fund of $44,725.

           Pursuant to a plan of Distribution the Fund pays a distribution fee of up to .25% of the average daily net assets to Broker-Dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.

           The Croft Funds Corporation elected to waive the 12b-1 fee for the Fund on August 23, 1995. The 12b-1 fee will be waived into the foreseeable future; however, the Croft Funds Corporation reserves the right to terminate the waiver and reinstate the 12b-1 fee at any time in its sole discretion.


NOTE 4. CAPITAL SHARE TRANSACTIONS

           As of April 30, 1998 there was 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $9,316,627 for the Fund.

                             CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998

--------------------------------------------------------------------------------


           Transactions in capital stock were as follows:

                                  FOR THE YEAR               FOR THE YEAR
                                     ENDED                      ENDED
                                 APRIL 30, 1998             APRIL 30, 1997
                               SHARES        AMOUNT        SHARES    AMOUNT
                               ------       ------         ------    ------

 Shares sold ..............    339,981    $ 3,714,031     55,851    $ 581,758

 Shares issued in
  reinvestment of dividends     57,575        629,138     44,932      467,568

 Shares redeemed ..........   (207,625)    (2,264,156)   (16,411)    (173,529)
                              --------    -----------    -------    ---------

 Net increase .............    189,931      2,079,013     84,372    $ 875,797
                              ========    ===========   ========    =========


NOTE 5.  INVESTMENT TRANSACTIONS

           Purchases and sales, excluding short-term securities, for the year ended April 30, 1998 aggregated $3,378,967 and $1,354,953, respectively, for the Fund.

NOTE 6.  DISTRIBUTIONS TO SHAREHOLDERS

           The Fund makes dividend distributions quarterly. During the fiscal year ended April 30, 1998, distributions of $0.78 aggregating $673,010 were declared from net investment income with $26,356 remaining payable to shareholders at year end. For the same time period, distributions of $0.13 aggregating $111,925 were declared from net realized gains (including $0.02 applicable to short-term gains that are taxable to shareholders as ordinary income dividends).

NOTE 7.  FINANCIAL INSTRUMENT DISCLOSURE

           There are no reportable financial instruments that have any off balance sheet risk as of april 30, 1998.






                             CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                              FINANCIAL HIGHLIGHTS
              (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




                                                                       FOR THE            FOR THE         MAY 4, 1995*
                                                                      YEAR ENDED        YEAR ENDED         THROUGH
                                                                    APRIL 30, 1998    APRIL 30,1997     APRIL 30, 1996
                                                                    -------------    ----------------   ----------------

Net asset value, beginning of period .............................   $    10.40  $        10.25        $      10.00
                                                                     -----------     -----------           ---------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
     Net investment income .......................................         0.81            0.79                0.73
     Net realized and unrealized gain on
       investments ...............................................         0.65            0.26                0.28
                                                                     -----------     -----------           ---------
     Total from investment operations ............................         1.46            1.05                1.01
                                                                     -----------     -----------           ---------

LESS DISTRIBUTIONS
     Dividends from net investment income ........................        (0.78)          (0.84)              (0.73)
     Distribution from realized gains from security
       transactions ..............................................        (0.13)          (0.06)              (0.03)
                                                                     -----------     -----------           ---------
     Total distributions .........................................        (0.91)          (0.90)              (0.76)
                                                                     -----------     -----------           ---------

     Net asset value, end of period ..............................   $    10.95  $        10.40        $      10.25
                                                                     ===========     ===========           =========

     Total return** ..............................................        14.36%          10.56%              10.17%

RATIOS/SUPPLEMENTAL DATA
     Net assets end of period (in 000's) .........................        9,890           7,419               6,450
     Ratio of expenses to average net assets, before reimbursement        1.59%           1.90%               1.10%++
     Ratio of expenses to average net assets, after reimbursement         1.10%           1.10%               1.10%++
     Ratio of net investment income (loss) to average
       net assets, before reimbursement ..........................        6.90%           6.76%               7.35%++
     Ratio of net investment income (loss) to average
       net assets, after reimbursement ...........................        7.38%           7.57%               7.35%++
     Portfolio turnover rate .....................................       15.62%          13.73%              13.76%
     Average commission rate paid+ ...............................       0.0608          0.0711                 --

----------
*    Commencement of operations
**   Based on net asset value per share.
+ Disclosure of this rate is required by the SEC on a prospective basis beginning with the Fund's 1996 fiscal year end.
++   Annualized





    The accompanying notes are an integral part of these financial statements

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

To The Shareholders and
Board of Directors
Croft-Leominster Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Croft-Leominster Income Fund (one of a series constituting the Croft Funds Corporation), as of April 30, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years then ended, and for the period from May 4, 1995 (commencement of operations) to April 30, 1996 in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of April 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Croft-Leominster Income Fund of the Croft Funds Corporation as of April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from May 4, 1995 (commencement of operations) to April 30, 1996 in the period then ended, in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio 44145
May 19, 1998

                                CROFT-LEOMINSTER
                                  INCOME FUND

                                 1-800-746-3322